Exhibit 10.(xv)(a)

                                                               February 24, 2004

                           Sterling Bancorp Letterhead

Mr. Louis J. Cappelli, Chairman
Sterling Bancorp
650 Fifth Avenue
New York, New York 10019

Dear Mr. Cappelli:

This will confirm the following amendment to your Amended and Restated Employment Agreement, dated as of March 22, 2002, with our Company which was last amended by letter agreement dated February 26, 2003:

          The date in the third line of Paragraph 1 (captioned "Term")
                        is amended to December 31, 2008.

The foregoing amendment was recommended by the Compensation Committee and approved by the Board of Directors at its February 19, 2004 meeting.

Kindly sign and return the enclosed copy to the Company in order to confirm your understanding and acceptance of the foregoing amendment.

                                                Sincerely,

                                                Sterling Bancorp


                                                By: /s/ Monica Lercher
                                                   ---------------------------
                                                         Secretary
Agreed:


/s/ Louis J. Cappelli
-------------------------
    Louis J. Cappelli